                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)       November 17, 1999
                                                --------------------------------



                          Susquehanna Bancshares, Inc.
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Pennsylvania                          0-10674                 23-2201716
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(State or Other Jurisdiction        (Commission             (IRS Employer
     of Incorporation)              File Number)          Identification No.)


26 North Cedar Street, Lititz, Pennsylvania                      17543
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code (717) 626-4721
                                                   -----------------------------



                                 Not Applicable
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             (Former Name or Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS

Susquehanna Bancshares, Inc. ("Susquehanna") has agreed to acquire 100% of the outstanding stock of Boston Service Company, Inc. (t/a Hann Financial Service Corporation) ("Hann"), a closely- held consumer automobile financing company headquartered in Jamesburg, New Jersey.

Pursuant to the definitive Share Exchange Agreement dated November 17, 1999, Susquehanna will acquire all of the outstanding stock of Hann for a currently estimated 2,360,000 shares of Susquehanna common stock, subject to closing adjustments. The acquisition is expected to close in the first quarter of next year, pending various federal and state regulatory approval and other conditions.

A copy of Susquehanna's Press Release regarding the acquisition is attached hereto as Exhibit 99 and is hereby incorporated by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits.

        Reference is made to the Exhibit Index annexed hereto and made a part hereof.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Susquehanna has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SUSQUEHANNA BANCSHARES, INC.




Date:  November 22, 1999              By: /s/ Robert S. Bolinger
                                          ----------------------
                                          Robert S. Bolinger
                                          President and Chief Executive Officer

EXHIBIT INDEX


Exhibit

99 Press Release - Press Release of Susquehanna, dated November 18, 1999, regarding the execution of the Share Exchange Agreement

                                       2